UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

TESSCO Technologies Incorporated (the "Company") held its Annual Meeting of Shareholders on July 26, 2013, at its offices in Timonium, Maryland. Of the 8,211,407 shares of common stock outstanding as of the record date for the Annual Meeting, 7,620,369 shares, or 92.8% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy. Two proposals were properly submitted to the shareholders for a vote at the Annual Meeting. These proposals are described as Proposal Nos. 1 and 2 in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission in anticipation of the Annual Meeting. No other proposals were properly presented for a vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast "for" or "against" each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Proposal No.1 - Election of Directors. Each of Robert B. Barnhill, Jr., Jay G. Baitler, John D. Beletic, Benn Konsynski, Ph.D, Dennis J. Shaughnessy and Morton F. Zifferer, Jr. were elected to serve as a member of the Board of Directors of the Company for a term expiring at the Annual Meeting of Shareholders to be held in 2014 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	5,644,875	588,918	1,386,576
Jay G. Bailter	6,065,414	168,379	1,386,576
John D. Beletic	5,648,982	584,811	1,386,576
Benn Konsynski, PH.D	5,691,039	542,754	1,386,576
Dennis J. Shaughnessy	5,646,915	586,878	1,386,576
Morton F. Zifferer, Jr.	5,649,182	584,611	1,386,576

Proposal No.2 - Ratify Independent Registered Public Accountants. The appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year 2012 was ratified, as follows:

FOR	7,152,986
AGAINST	452,508
ABSTAIN	14,874

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2013, Mr. Dan Okrent had notified the Company of his intention to retire from the Board of Directors effective as of the calling to order of the 2013 Annual Meeting of Shareholders.  Accordingly, after nine years of service, Mr. Okrent retired from the Board of Directors on July 26, 2013, upon the calling to order of the 2013 Annual Meeting.  Also as previously disclosed, upon the effective time of Mr. Okrent’s retirement, the size of the Board of Directors was reduced from seven to six members.

Following the 2013 Annual Meeting, the Board of Directors named Benn Konsynski, Ph.D., as Chairman of the Nominating and Governance Committee of the Board of Directors, to fill the position vacated by Mr. Okrent upon his retirement.

Finally, the Company adopted a revised form of Restricted Stock Unit Award (the “Award”) pursuant to our Second Amended and Restated 1994 Stock and Incentive Plan (the “Plan”).  The Award sets forth the terms and conditions on which Restricted Stock Unit Awards are to be made under the Plan.  The changes to the prior form of restricted stock unit award, as reflected by the Award are considered clarifying and not material.  The revised form of Award is used for the grant of Restricted Stock Unit Awards, beginning in fiscal 2014.  The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of our form of Restricted Stock Unit Award filed as Exhibit 10.1 hereto and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit.

Exhibit
Number	Description
10.1	Form of Restricted Stock Unit Award.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Vice President, Controller, and Principal Accounting Officer

Dated: July 30, 2013

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Form of Restricted Stock Unit Award.